SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 13, 1998
                                                         ----------------

                                APPLEWOODS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



DELAWARE                        0-27850                      13-3859709
--------------------------------------------------------------------------------
(State or other               (Commission                   (IRS Employer
jurisdiction of               File Number)                 Identification No.)
Formation)



  15 WEST 26TH STREET, NEW YORK, NEW YORK                         10010
--------------------------------------------------------------------------------
  (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (212) 679-8515
                                                           --------------

          (Former name or former address, if changes since last report)

Item 5.  OTHER EVENTS.

         Applewoods, Inc. (the "Registrant") has failed to timely file its Annual Report on Form 10-KSB for the year ended June 30, 1998 because it is unable to secure commitments for the funding of the Company's operations in the future. The Registrant believes that this has resulted in the inability by its independent auditors to finalize its audit of the Company's financial statements for the year ended June 30, 1998. In addition, the Registrant's independent auditors has advised the Registrant that it will consider finalizing its audit at such time as the Registrant has provided the independent auditor with evidence of financing commitments sufficient to fund the Company's on-going operations.

         The Registrant intends to promptly file its Annual Report upon finalization of the audit of its financial statements.

                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.





                                                     APPLEWOODS, INC.



                                            By:  /s/ ROGER BUOY
                                                 ---------------------------
                                                     Roger Buoy
                                                     Chief Executive Officer


Dated:  October 13, 1998